                                                                     EXHIBIT 24C

                     MODIFIED GUARANTEED ANNUITY CONTRACTS
                           Travelers Target Maturity


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


     That I, CHARLES O. PRINCE, III of Weston, Connecticut, director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for a Limited Guarantee for certain Modified Guaranteed Annuity Contracts to be offered by The Travelers Life and Annuity Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of July, 1995.



                                    /s/Charles O. Prince, III
                                    Director
                                    The Travelers Insurance Company

                     MODIFIED GUARANTEED ANNUITY CONTRACTS
                           Travelers Target Maturity


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


     That I, ROBERT I. LIPP, of Scarsdale, New York, director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for a Limited Guarantee for certain Modified Guaranteed Annuity Contracts to be offered by The Travelers Life and Annuity Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by The Travelers Life and Annuity Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of July, 1995.



                                    /s/Robert I. Lipp
                                    Director
                                    The Travelers Insurance Company

                     MODIFIED GUARANTEED ANNUITY CONTRACTS
                           Travelers Target Maturity


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


     That I, MARC P. WEILL of New York, New York, director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for a Limited Guarantee for certain Modified Guaranteed Annuity Contracts to be offered by The Travelers Life and Annuity Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by The Travelers Life and Annuity Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of July, 1995.



                                    /s/Marc P. Weill
                                    Director
                                    The Travelers Insurance Company

                     MODIFIED GUARANTEED ANNUITY CONTRACTS
                           Travelers Target Maturity


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


     That I, MICHAEL A. CARPENTER of Greenwich, Connecticut, Director, President and Chief Executive Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for a Limited Guarantee for certain Modified Guaranteed Annuity Contracts to be offered by The Travelers Life and Annuity Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by The Travelers Life and Annuity Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of July, 1995.



                                    /s/Michael A. Carpenter
                                    Director, President and
                                    Chief Executive Officer
                                    The Travelers Insurance Company

                     MODIFIED GUARANTEED ANNUITY CONTRACTS
                           Travelers Target Maturity


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


     That I, DONALD T. DeCARLO, of Douglaston, New York, director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for a Limited Guarantee for certain Modified Guaranteed Annuity Contracts to be offered by The Travelers Life and Annuity Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by The Travelers Life and Annuity Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of July, 1995.



                                    /s/Donald T. DeCarlo
                                    Director
                                    The Travelers Insurance Company

                     MODIFIED GUARANTEED ANNUITY CONTRACTS
                           Travelers Target Maturity


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


     That I, CHRISTINE B. MEAD of Avon, Connecticut, Vice President and Controller of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for a Limited Guarantee for certain Modified Guaranteed Annuity Contracts to be offered by The Travelers Life and Annuity Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by The Travelers Life and Annuity Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of July, 1995.



                                    /s/Christine B. Mead
                                    Vice President and Controller
                                    The Travelers Insurance Company

                     MODIFIED GUARANTEED ANNUITY CONTRACTS

                           Travelers Target Maturity

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     That I, Irwin R. Ettinger of Stamford, Connecticut, director of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for a Limited Guarantee for certain Modified Guaranteed Annuity Contracts to be offered by The Travelers Life and Annuity Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of July, 1995.



                                /s/Irwin R. Ettinger
                                Director
                                The Travelers Insurance Company